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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2002


                                BSB BANCORP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    0-17177                     16-1327860
----------------------------       -----------               -----------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)              Identification No.)


                58-68 Exchange Street, Binghamton, New York 13901
                -------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (607) 779-2525
                                                           ---------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         On January 30, 2002, BSB Bancorp, Inc. (the "Company"), the
Delaware holding company for BSB Bank & Trust Company, notified
PricewaterhouseCoopers LLP that it will be dismissed as the Company's independent accountants effective upon the completion of the 2001 audit, anticipated to occur in March 2002. The decision to dismiss the Company's accounting firm was recommended and approved by the Company's Audit Committee of the Board of Directors, as well as the full Board of Directors.

         PricewaterhouseCoopers LLP's reports on the Company's financial statements for 1999 and 2000 (the two most recent fiscal years) contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's last two fiscal years and through January 30, 2002, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

         Within the last two fiscal years and through January 30, 2002, there have been no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933 with respect to the Company.

         The Company intends to engage KPMG LLP as its new independent accountants for the 2002 fiscal year. The change in accountants is expected to be made following completion of the 2001 year-end audit by PricewaterhouseCoopers LLP, anticipated to occur in March 2002. During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

         The Company requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company on this Current Report on Form 8-K. A copy of such letter, dated January 30, 2002 is filed as Exhibit 16 to this Form 8-K.


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Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit
         No.        Description
         ---        -----------

         16         PricewaterhouseCoopers LLP Letter, dated January 30, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BSB BANCORP, INC.
                       -----------------
                       (Registrant)



                       /s/ Larry G. Denniston
                       --------------------------
                       Larry G. Denniston
                       Senior Vice President and Corporate Secretary



Date: February 6, 2002


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                                  EXHIBIT INDEX



                                     Exhibit

         No.        Description
         ---        -----------

         16         PricewaterhouseCoopers LLP Letter, dated January 30, 2002